Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct 1,
2005
Chicken Sales:	(In thousands)
United States
Prepared Foods:
Foodservice	$405,621
Retail	$77,001
Total Prepared Foods	$482,622

Fresh Chicken:
Foodservice	$401,016
Retail	$158,410
Total Fresh Chicken	$559,425
Export and Other
Prepared Foods	$13,975
Chicken-Other	$106,531
Total Export and Other	$120,506
Total U.S. Chicken	$1,162,554

Mexico:	$101,151
Total Chicken Sales	$1,263,705

Total Prepared Foods	496,597

Turkey Sales:
Prepared Foods:
Foodservice	$7,950
Retail	$10,584
Total Prepared Foods	$18,534

Fresh Turkey:
Foodservice	$3,837
Retail	$26,157
Total Fresh Turkey	$29,994
Export and Other
Prepared Foods	$149
Turkey-Other	$1,521
Total Export and Other	$1,670

Total Turkey Sales	$50,198

Total Prepared Foods	$18,683

Sale of Other Products
U.S.	$163,585
Mexico	$5,181
Total Other Products	$168,766
Total Net Sales	$1,482,668

Oct 1,
2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	34.9%
Retail	6.6%
Total Prepared Foods	41.5%

Fresh Chicken:
Foodservice	34.5%
Retail	13.6%
Total Fresh Chicken	48.1%
Export and Other
Prepared Foods	1.2%
Chicken-Other	9.2%
Total Export and Other	10.4%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	15.9%
Retail	21.1%
Total Prepared Foods	37.0%

Fresh Turkey:
Foodservice	7.6%
Retail	52.1%
Total Fresh Turkey	59.7%
Export and Other
Prepared Foods	0.3%
Turkey-Other	3.0%
Total Export and Other	3.3%
Total U.S. Turkey	100.0%

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Year ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Fiscal Year Ended
Oct 1,
2005
(In thousands)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,622,901
Retail	283,392
Total Prepared Foods	1,906,293

Fresh Chicken:
Foodservice	1,509,189
Retail	612,081
Total Fresh Chicken	2,121,270

Export and Other
Prepared Foods	59,473
Chicken-Other	324,233
Total Export and Other	383,706
Total U.S. Chicken	4,411,269

Mexico:	403,353
Total Chicken Sales	4,814,622

Total Prepared Foods	1,965,766

Turkey Sales:
Prepared Foods:
Foodservice	61,209
Retail	37,653
Total Prepared Foods	98,862

Fresh Turkey:
Foodservice	12,699
Retail	88,088
Total Fresh Turkey	100,787
Export and Other
Prepared Foods	981
Turkey-Other	4,208
Total Export and Other	5,189
Total Turkey Sales	204,838

Total Prepared Foods	99,843

Sales of Other Products
U.S.	626,056
Mexico	20,759
Total Sale of Other Products	646,815
Total Net Sales	$5,666,275

Oct 1,
2005

U.S. Chicken Sales:
Prepared Foods:
Foodservice	36.8%
Retail	6.4%
Total Prepared Foods	43.2%

Fresh Chicken:
Foodservice	34.2%
Retail	13.9%
Total Fresh Chicken	48.1%

Export and Other
Prepared Foods	1.3%
Fresh	7.4%
Total Export and Other	8.7%
Total U.S. Chicken	100.0%

Prepared Foods	44.5%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	29.8%
Retail	18.4%
Total Prepared Foods	48.2%

Fresh Turkey:
Foodservice	6.2%
Retail	43.0%
Total Fresh Turkey	49.2%
Export and Other
Prepared Foods	0.5%
Fresh	2.1%
Total Export and Other	2.6%
Total U.S. Turkey	100.0%

Prepared Foods	48.7%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	10/01/05	07/02/05	04/02/05	01/01/05	10/02/04			07/03/04			04/03/04	1/3/2004 (a)(d)
(In thousands except per share data)
Income Statement Data:
Net sales	$1,482,668	$1,440,039	$1,375,321	$1,368,247	$1,486,454			$1,447,995			$1,384,908	$1,044,366
Non-recurring recoveries	-	-	-	-	(23,815)			-			(68)	(8)
Turkey restructuring and related costs	-	-	-	-	8,178			63,905
Gross margin	200,805	219,221	164,056	161,118	210,769			118,220			122,937	77,112
Selling, general and administrative expenses	80,956	83,277	75,101	70,103	74,892			73,181			61,426	46,302
Operating income (loss)	119,849	135,993	88,955	91,015	135,878	(c	)	37,116	(c	)	61,511	30,810
Interest expense, net	10,068	12,322	9,318	12,224	11,471			14,690			13,524	12,444
Miscellaneous, net	437	88	(10,732)	(1,015)	3,222			285			1,257	(319)
Income (loss) before income taxes and extraordinary charge	109,344	123,677	90,593	79,909	121,306			22,077			46,545	18,607
Income tax expense (benefit)	34,616	38,324	34,204	31,400	46,016			12,263			13,594	8,321
Income (loss) before extraordinary charge	74,728	85,353	56,389	48,509	75,290			9,814			32,951	10,286
Extraordinary charge - net of tax	-	-	-	-	-			-			-	-
Net income (loss)	$74,728	$85,353	$56,389	$48,509	$75,290			$9,814			$32,951	$10,286

Per Common Share Data:
Income (loss) before extraordinary charge	$1.12	$1.28	$0.85	$0.73	$1.13			$0.15			$0.50	$0.20
Extraordinary charge - early repayment of debt	-	-	-	-	-			-			-	-
Net Income (loss)	$1.12	$1.28	$0.85	$0.73	$1.13			$0.15			$0.50	$0.20
Cash dividends	$0.015	$0.015	$0.015	$0.002	$0.015			$0.015			$0.015	$0.015
Book value	$18.31	$16.69	$15.35	$14.52	$13.87			$12.77			$12.62	$12.10

Balance Sheet Summary:
Working capital	$404,411	$568,947	$492,251	$430,334	$383,726			$365,903			$325,602	$361,346
Total assets	$2,514,350	$2,402,850	$2,269,536	$2,279,836	$2,245,989			$2,134,229			$2,148,048	$2,197,302
Notes payable and current maturities of long-term debt	$8,603	$8,552	$8,501	$8,454	$8,428			$8,175			$8,331	$11,413
Long-term debt, less current maturities	$581,863	$521,087	$523,404	$525,602	$535,866			$591,297			$643,298	$714,325
Total debt	$527,466	$529,639	$531,905	$534,056	$544,294			$599,472			$651,629	$725,738
Senior secured debt (included in Total Debt)	$-	$-	$-	$-	$-			$299,472			$255,629	$425,738
Total stockholders' equity	$1,223,598	$1,110,628	$1,026,116	$970,422	$922,956			$849,862			$840,193	$808,444

Cash Flow Summary:
Operating cash flow	$130,167	$190,088	$5,381	$167,437	$46,661			$65,884			$41,063	$118,797
Depreciation & amortization (b)	$40,681	$30,421	$33,777	$30,065	$25,668			$29,122			$33,087	$25,911
Capital expenditures	$26,439	$37,994	$27,994	$24,160	$23,805			$(15,856)			$19,429	$(20,552)
Business acquisitions	$-	$-	$-	$-	$32,495			$538			$1,343	$(302,712)
Financing activities, net	$36,510	$(3,264)	$(3,150)	$(11,237)	$(56,176)			$(60,957)			$(71,381)	$(285,180)

Cashflow Ratios:
EBITDA (f)	$159,512	$165,830	$133,108	$121,628	$158,005			$65,246			$92,735	$56,515
EBITDA (last four qtrs.)	$580,078	$578,571	$477,987	$437,614	$372,501			$260,088			$248,073	$200,847

Key Indicators (as a percentage of net sales):
Gross margin	13.5%	15.2%	11.9%	11.8%	14.2%			8.2%			8.9%	7.4%
Selling, general and administrative expenses	5.5%	5.8%	5.5%	5.1%	5.0%			5.1%			4.4%	4.4%
Operating income (loss)	8.1%	9.4%	6.5%	6.7%	9.1%			2.6%			4.4%	3.0%
Interest expense, net	0.7%	0.9%	0.7%	0.9%	0.8%			1.0%			1.0%	1.2%
Net income (loss)	5.0%	5.9%	4.1%	3.5%	5.1%			0.7%			2.4%	1.0%

(a) The Company acquired the Conagra Chicken Division on November 23, 2003 for $635.2 including the non-cash value of common stock issued of $357.5 million. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Includes amortization of capitalized financing costs of approximately	$581	$590	$580	$570	$440	$643	$421	$447

(c) Includes Turkey Restructuring Provision of $8.2 million and $63.9 million for the three months ended October 2 and July 3, 2004 respectively.

(d) Fiscal quarter ended January 3, 2004 had 14 weeks.

(e) Includes $52.2 million in restructuring charges for the three months ended July 3, 2004.
(f) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$74,728	$85,353	$56,389	$48,509	$75,290	$9,814	$32,951	$10,286
Add:
Extraordinary charge-net of tax	-	-	-	-	-	-	-	-
Income Tax Expense (benefit)	34,616	38,324	34,204	31,400	46,016	12,263	13,594	8,321
Interest expense, net	10,068	12,322	9,318	12,224	11,471	14,690	13,524	12,444
Depreciation and amortization	40,681	30,421	33,777	30,065	25,668	29,122	33,087	25,911
Minus:
Amortization of capitalized financing costs	581	590	580	570	440	643	421	447
EBITDA	$159,512	$165,830	$133,108	$121,628	$158,005	$65,246	$92,735	$56,515

Pilgrim's Pride Corporation
Selected Financial Data
for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	2005	2004 (a)(b)

(In thousands except per share data)
Income Statement Data:
Net sales	$5,666,275	$5,363,723
Non-recurring recoveries	-	(23,891)
Turkey restructuring and related charges	-	72,083
Gross margin	745,199	529,039
Selling, general and administrative expenses	309,387	255,802
Operating income (loss)	435,812	265,314
Interest expense, net	43,932	52,129
Miscellaneous, net	(11,643)	4,445
Income (loss) before income taxes and extraordinary charge	403,523	208,535
Income tax expense (benefit)	138,544	80,195
Income (loss) before extraordinary charge	264,979	128,340
Extraordinary charge - net of tax	-	-
Net income (loss)	$264,979	$128,340

Per Common Share Data:
Income (loss) before extraordinary charge	$3.98	$2.05
Extraordinary charge - early repayment of debt	$-	$-
Net Income (loss)	$3.98	$2.05
Cash dividends	$0.060	$0.060
Book value	$18.31	$13.87

Balance Sheet Summary:
Working capital	$404,411	$383,726
Total assets	$2,514,350	$2,245,989
Notes payable and current maturities of long-term debt	$8,603	$8,428
Long-term debt, less current maturities	$518,863	$535,866
Total debt	$527,466	$544,294
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,223,598	$922,956

Cash Flow Summary:
Operating cash flow	$493,073	$272,404
Depreciation & amortization (c)	$134,944	$113,788
Capital expenditures	$116,588	$79,642
Business acquisitions	$-	$272,097
Financing activities, net	$18,860	$96,665

Cashflow Ratios:
EBITDA (d)	$580,078	$372,501
EBITDA /interest expense, net	13.20	7.15

Key Indicators (as a percentage of net sales):
Gross margin	13.2%	9.9%
Selling, general and administrative expenses	5.5%	4.8%
Operating income (loss)	7.7%	4.9%
Interest expense, net	0.8%	1.0%
Net income (loss)	4.7%	2.4%

(a) The Company acquired the Conagra Chicken Division on November 23, 2003 for $635.2 including the non-cash value of common stock issued of $357.5 million. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Fiscal 2004 had 53 weeks.

(c) Includes amortization of capitalized financing costs of approximately	$2,321	$1,951

(d) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$264,979	$128,340
Add:
Income Tax Expense (benefit)	138,544	80,195
Interest expense, net	43,932	52,129
Depreciation and amortization	134,944	113,788
Minus:
Amortization of capitalized financing costs	2,321	1,951
EBITDA	$580,078	$372,501

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands)	10/1/2005	7/2/2005	4/2/2005	1/1/2005	10/2/2004			7/3/2004			4/3/2004	1/3/2004 (a)(d)
Net Sales to Customers:
Chicken:
United States	$1,162,553	$1,133,443	$1,090,782	$1,024,491	$1,158,466			$1,121,073			$1,068,200	$743,967
Mexico	101,151	114,377	90,888	96,937	93,797			90,718			88,957	88,970
Sub-total	1,263,704	1,247,820	1,181,670	1,121,428	1,252,263			1,211,791			1,157,157	832,937
Turkey	50,198	37,538	37,328	79,774	72,532			66,286			54,110	93,324
Other Products:
United States	163,585	148,938	148,139	165,394	156,155			163,666			166,805	113,465
Mexico	5,181	5,743	8,184	1,651	5,504			6,251			6,835	4,642
Sub-total	168,766	154,681	156,323	167,045	161,659			169,917			173,640	118,107
Total	$1,482,668	$1,440,039	$1,375,321	$1,368,247	$1,486,454			$1,447,994			$1,384,907	$1,044,368

Operating Income:
Chicken:
United States	$113,882	$116,774	$86,516	$88,607	$121,863			$105,579			$56,930	$45,322
Mexico	7,912	17,823	8,892	5,182	(688)			(2,413)			1,779	(6,297)
Sub-total	121,794	134,597	95,408	93,789	121,175			103,166			58,709	39,025
Turkey	(6,053)	(1,914)	(9,924)	(4,765)	(15,432)	(b)(c	)	(78,121)	(b	)	(11,341)	(15,760)
Other Products
United States	2,966	2,215	1,520	1,549	5,076			11,351			12,856	6,686
Mexico	1,142	1,095	1,951	442	1,243			721			1,218	851
Sub-total	4,108	3,310	3,471	1,991	6,319			12,072			14,074	7,537
Non-recurring recoveries	-	-	-	-	23,815			-			68	8
Total	$119,849	$135,993	$88,955	$91,015	$135,877			$37,117			$61,510	$30,810

Depreciation and Amortization: (e)
Chicken:
United States	$35,082	$24,331	$28,496	$24,806	$20,050			$23,037			$26,897	$19,388
Mexico	2,996	3,015	3,027	3,098	3,018			3,027			2,990	3,182
Sub-total	38,078	27,346	31,523	27,904	23,068			26,064			29,887	22,570
Turkey	954	1,622	776	767	1,040			1,898			1,873	2,076
Other Products
United States	1,615	1,419	1,443	1,359	1,524			1,124			1,291	1,229
Mexico	34	34	35	35	36			36			36	36
Sub-total	1,649	1,453	1,478	1,394	1,560			1,160			1,327	1,265
Total	$40,681	$30,421	$33,777	$30,065	$25,668			$29,122			$33,087	$25,911

Total Assets:
Chicken:
United States	$1,665,168	$1,613,503	$1,474,550	$1,478,884	$1,437,096			$1,225,669			$1,237,538	$1,535,439
Mexico	291,055	231,497	243,980	260,026	274,156			304,416			318,226	326,879
Sub-total	1,956,223	1,845,000	1,718,530	1,738,910	1,711,252			1,530,085			1,555,764	1,862,318
Turkey	77,319	92,332	93,860	105,692	122,163			203,792			203,923	175,807
Other Products
United States	478,798	463,142	454,817	432,693	410,045			397,756			385,878	156,405
Mexico	2,010	2,376	2,329	2,541	2,529			2,596			2,483	2,772
Sub-total	480,808	465,518	457,146	435,234	412,574			400,352			388,361	159,177
Total	$2,514,350	$2,402,850	$2,269,536	$2,279,836	$2,245,989			$2,134,229			$2,148,048	$2,197,302

Capital Expenditures:
Chicken:
United States	$23,033	$34,192	$25,825	$18,962	$12,119			$14,739			$11,521	$14,872
Mexico	954	1,494	$1,089	$1,387	$2,750			$1,961			$2,236	$1,693
Sub-total	23,987	35,686	26,914	20,349	14,869			16,700			13,757	16,565
Turkey	237	547	$273	$2,820	$1,376			$1,669			$2,143	$2,963
Other Products
United States	2,180	1,726	771	955	3,471			1,553			3,529	1,024
Mexico	35	35	36	36	23			-			-	-
Sub-total	2,215	1,761	807	991	3,494			1,553			3,529	1,024
Total	$26,439	$37,994	$27,994	$24,160	$19,739			$19,922			$19,429	$20,552

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes $8.2 million and $63.9 million in restructuring and related charges for the three months ended October 2, 2004 and July 3, 2004.

(c) The three months ended October 2, 2004 includes the non-recurring recovery of $23.8 million representing the gain recognized on the insurance proceeds received in connection with the October 2002 recall.

(d) The Fiscal quarter ended 01/03/04 had 14 weeks.

(e) Includes amortization of capitalized financing costs of approximately	$581	$590	$580	$570	$535	$409	$488	$519

Pilgrim's Pride Corporation
Sales Segments
for the Fiscal Years Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	10/1/2005	10/2/2004 (a) (c)
(In thousands)

Net Sales to Customers:
Chicken:
United States	$4,411,269	$4,091,706
Mexico	403,353	362,442
Sub-total	4,814,622	4,454,148
Turkey	204,838	286,252
Other Products:
United States	626,056	600,091
Mexico	20,759	23,232
Sub-total	646,815	623,323
Total	$5,666,275	$5,363,723

Operating Income:
Chicken:
United States	$405,662	$329,694
Mexico	39,809	(7,619)
Sub-total	445,471	322,075
Turkey	(22,539)	(120,654)	(b	)
Other Products:
United States	8,250	35,969
Mexico	4,630	4,033
Sub-total	12,880	40,002
Non-recurring recoveries	-	23,891
Total	$435,812	$265,314

Depreciation and Amortization: (d)
Chicken:
United States	$116,618	$89,430
Mexico	9,244	12,217
Sub-total	125,862	101,647
Turkey	3,343	6,887
Other Products:
United States	5,601	5,110
Mexico	138	144
Sub-total	5,739	5,254
Total	$134,944	$113,788

Total Assets:
Chicken:
United States	$1,670,827	$1,439,450
Mexico	291,055	274,156
Sub-total	1,961,882	1,713,606
Turkey	77,319	122,163
Other Products:
United States	473,139	407,691
Mexico	2,010	2,529
Sub-total	475,149	410,220
Total	$2,514,350	$2,245,989

Capital Expenditures:
Chicken:
United States	$102,584	$54,442
Mexico	4,924	8,640
Sub-total	107,508	63,082
Turkey	3,604	8,151
Other Products:
United States	5,334	8,386
Mexico	142	23
Sub-total	5,476	8,409
Total	$116,588	$79,642

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Included in fiscal 2004 are the restructuring charges totaling $72.1 million offset somewhat by the non-recurring recovery of $23.8 million representing the gain recognized on the insurance proceeds received in connection with the October 2002 recall.

(c) Fiscal year 2004 had 53 weeks.

(d) Includes amortization of capitalized financing costs of approximately	$2,321	$1,951

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	10/01/05	07/02/05	04/02/05		01/01/05	10/02/04			7/3/2004(a)			4/3/2004(b)		1/3/2004 (c)(e)
U.S. Chicken

U.S. Chicken Sales (000's)	$1,162,553	$1,133,443	$1,090,782		$1,024,491	$1,158,466			$1,121,073			$1,068,201		$743,966
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8162	$0.7832	$0.8156		$0.7702	$0.8168			$0.8421			$0.8257		$0.7905
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8940	$0.8754	$0.8545		$0.8305	$0.8927			$0.9392			$0.8500		$0.8161

U.S. Chicken Net Pounds Produced (000's)	1,424,405	1,447,179	1,337,413		1,330,166	1,418,228			1,331,322			1,293,637		941,181
U.S. Chicken Pounds Sold (000's)	1,300,368	1,294,820	1,276,456		1,233,549	1,297,665			1,193,645			1,256,635		911,654

U.S. Chicken Operating Income (000's) (g)	113,765	121,214	82,076		88,607	145,679			105,579			56,999		45,320
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	9.79%	10.69%	7.52%		8.65%	12.58%			9.42%			5.34%		6.09%

Turkey

U.S. Turkey Sales (000's)	50,198	37,538	37,328		79,774	72,532			66,286			54,110		93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.3996	$1.0338	$1.0938		$2.0612	$0.9524			$0.7293			$0.5853		$0.8998
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8654	$0.9231	$1.1362		$0.9822	$0.9145			$1.0017			$0.9953		$0.8459

U.S. Turkey Operating Income (000's)	(5,936)	(6,354)	(5,484)		(4,765)	(15,432)	(d	)	(78,121)	(d	)	(11,341)		(15,760)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-11.83%	-16.93%	-14.69%		-5.97%	-21.28%			-117.85%			-20.96%		-16.89%

U.S. Turkey Net Pounds Produced (000's)	35,865	36,309	34,128		38,702	76,158			90,889			92,456		103,718
U.S. Turkey Pounds Sold (000's)	58,004	40,665	32,852		81,216	79,316			66,175			54,366		110,319

U.S. Other

U.S. Other Sales	163,585	148,938	148,139		165,394	156,155			163,666			166,805		113,465

U.S. Other Operating Income (g)	2,966	2,215	1,520		1,549	5,076			11,351			12,856		6,686
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	1.8%	1.5%	1.0%		0.9%	3.3%			6.9%			7.7%		5.9%

U.S. Summary

U.S. Sales (000's)	1,376,336	1,319,919	1,276,249		1,269,659	1,387,153			1,351,025			1,289,116		950,755
U.S. Cost of Sales (000's)	1,192,801	1,128,094	1,133,538		1,120,286	1,198,776			1,181,431			1,174,725		874,643
U.S. Gross Margin (000's)	183,535	191,825	142,711		149,373	188,377			169,594			114,391		76,112
U.S. Gross Margin as a percent of U.S. Sales	13.34%	14.53%	11.18%		11.76%	13.58%			12.55%			8.87%		8.01%

U.S. Selling, General and Administrative Expenses (000's)	72,740	75,587	69,039		63,982	68,692			66,880			55,945		39,865
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.29%	5.73%	5.41%		5.04%	4.68%			4.95%			4.34%		4.19%

Restructuring and Related Charges - Turkey	-	(837)	(4,440)		-	(8,178)			63,905
Insurance Proceeds - Turkey	-	-	-		-	23,815
Vitamin Settlements (000's)			-		-	-						68		8

U.S. Operating Income (000's)	110,795	117,075	78,112		85,391	135,322	(d	)	38,809	(d	)	58,514		36,255
U.S. Operating Income as a percent of U.S. Sales	8.05%	8.87%	6.12%		6.73%	9.76%			2.87%			4.54%	#	3.81%

Mexico Chicken

Mexico Chicken Sales (000's)	101,151	114,377	90,888		96,937	93,797			90,718			88,957		88,970
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6638	$0.6925	$0.6066		$0.6073	$0.5772			$0.5851			$0.5760		$0.5057

Mexico Net Pounds Produced (000's)	152,373	165,156	149,844		159,615	162,490			155,038			154,432		175,922

Mexico Other

Mexico Other Sales (000's)	5,181	5,743	8,184		1,651	5,504			6,251			6,835		4,642

Mexico Summary

Mexico Sales (000's)	106,332	120,120	99,072		98,588	99,301			96,969			95,792		93,612
Mexico Cost of Sales (000's)	89,062	93,562	82,167		86,843	92,546			92,360			87,314		92,620
Mexico Gross Margin (000's)	17,270	26,558	16,905		11,745	6,755			4,609			8,478		992
Mexico Gross Margin as a percent of Mexico Sales	16.2%	22.1%	17.1%		11.9%	6.8%			4.8%			8.9%		1.1%

Mexico Selling, General and Administrative Expenses (000's)	8,216	7,640	6,062		6,121	6,200			6,301			5,481		6,438
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	7.7%	6.4%	6.1%	#	6.2%	6.2%			6.5%			5.7%		6.9%

Mexico Operating Income (000's)	9,054	18,918	10,843		5,624	555			(1,692)			2,997		(5,446)
Mexico Operating Income as a percent of Mexico Sales	8.5%	15.7%	10.9%		5.7%	0.6%			-1.7%			3.1%		-5.8%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,263,704	1,247,820	1,181,670		1,121,428	1,252,263			1,211,791			1,157,158		832,936
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8014	$0.7739	$0.7945		$0.7527	$0.7922			$0.8153			$0.7991		$0.7456
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8699	$0.8547	$0.8285		$0.7794	$0.8576			$0.8985			$0.8201		$0.7659

Chicken Net Pounds Produced from all Divisions (000's)	1,576,778	1,612,335	1,487,257		1,489,781	1,580,718			1,486,360			1,448,069		1,117,103
Chicken Pounds Sold from all Divisions (000's)	1,452,741	1,459,976	1,426,300		1,438,781	1,460,155			1,348,683			1,411,067		1,087,576

Turkey Operations:
U.S. Turkey Sales (000's)	50,198	37,538	37,328		79,774	72,532			66,286			54,110		93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.3996	$1.0338	$1.0938		$2.0612	$0.9524			$0.7293			$0.5853		$0.8998
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8654	$0.9231	$1.1362		$0.9822	$0.9145			$1.0017			$1.5745		$0.8459

U.S. Turkey Net Pounds Produced (000's)	35,865	36,309	34,128		38,702	76,158			90,889			92,456		103,718
U.S. Turkey Pounds Sold (000's)	58,004	40,665	32,852		81,216	79,316			66,175			34,366		110,319

Other Operations:
Other Sales (000's)	168,766	154,681	156,323		167,045	161,659			169,917			173,640		118,107

Totals All Operations:
Total Net Sales (000's)	1,482,668	1,440,039	1,375,321		1,368,247	1,486,454			1,447,994			1,384,908		1,044,367
Total Cost of Sales (000's)	1,281,863	1,221,656	1,215,705		1,207,129	1,291,322			1,273,791			1,262,039		967,263
Gross Margin from all operations (000's)	200,805	218,383	164,056		161,118	191,413			174,203			122,869		77,104
Gross Margin from all operations as a percent of Total Net Sales	13.54%	15.17%	11.93%		11.78%	12.88%			12.03%			8.87%		7.38%

Total Selling, General and Administrative Expenses (000's)	80,956	83,227	75,101		70,103	74,892			73,181			61,426		46,303
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.46%	5.78%	5.46%		5.12%	5.04%			5.05%			4.44%		4.43%

Restructuring and Related Charges - Turkey	-	(837)	(4,440)		-	8,178			63,905
Insurance Proceeds - Turkey	-	-	-		-	23,815

Operating Income from all operations (000's)	119,849	135,993	93,395		91,015	132,158	(d	)	37,117	(d	)	61,443		30,802
Operating Income from all operations as a percent of Total Net Sales	8.08%	9.44%	6.79%		6.65%	8.89%			2.56%			4.44%		2.95%

Avian Influenza Reimbursement (000's)	-	-	-		-	-			-			-
Vitamin Settlements (000's)	-	-	-		-	-			-			68		8
Total Adjustments (000'S)	-	-	-		-	-			-			68		8

Consolidated Adjusted Operating Income (000's)	119,849	135,993	88,955		91,015	132,158			37,117			61,511		30,810
Consolidated Adjusted Operating Income as a percent of Total Net Sales	8.08%	9.44%	6.47%		6.65%	8.89%			2.56%			4.44%		2.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $546.2 million and $81.5 million of Chicken Products and Other Products, respectively, and production of 669.9 million pounds of chicken products.

(b) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $524.4 million and $102.4 million of Chicken Products and Other Products, respectively, and production of 962.6 million pounds of chicken products.

(c) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $209.9 million and $49.2 million of Chicken Products and Other Products, respectively, and production of 286.1 million pounds of chicken products.

(d) Includes Turkey Restructuring and Related Charges of $8.2 million and $63.9 million.in quarters ended 10/2/2004 and 7/3/2004.

(e) 14 week Quarter.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for the fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion

	10/01/05	10/2/2004 (a)(c)
U.S. Chicken

U.S. Chicken Sales (000's)	$4,411,269	$4,091,706
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7964	$0.8209
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8641	$0.8781

U.S. Chicken Net Pounds Produced (000's)	5,539,163	4,984,368
U.S. Chicken Pounds Sold (000's)	5,105,193	4,659,599

U.S. Chicken Operating Income (000's)	405,662	353,577
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	9.20%	8.64%

Turkey

U.S. Turkey Sales (000's)	204,838	286,252
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4126	$0.7881
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9629	$0.9229

U.S. Turkey Operating Income (000's)	(22,539)	(120,654)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-11.00%	-42.15%

U.S. Turkey Net Pounds Produced (000's)	145,004	363,221
U.S. Turkey Pounds Sold (000's)	212,737	310,176

U.S. Other

U.S. Other Sales	626,056	600,091

U.S. Other Operating Income	8,250	35,969
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	1.3%	6.0%

U.S. Summary

U.S. Sales (000's)	5,242,163	4,978,049
U.S. Cost of Sales (000's)	4,574,719	4,429,575
U.S. Gross Margin (000's)	667,444	548,474
U.S. Gross Margin as a percent of U.S. Sales	12.73%	11.02%

U.S. Selling, General and Administrative Expenses (000's)	281,348	231,382
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.37%	4.65%

Restructuring and Related Charges - Turkey	(5,277)	(72,083)
Insurance Proceeds - Turkey	0	23,815
Vitamin Settlements (000's)	-	76

U.S. Operating Income (000's)	391,373	268,900
U.S. Operating Income as a percent of U.S. Sales	7.47%	5.40%

Mexico Chicken

Mexico Chicken Sales (000's)	403,353	362,442
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6433	$0.5594

Mexico Net Pounds Produced (000's)	626,988	647,882

Mexico Other

Mexico Other Sales (000's)	20,759	23,232

Mexico Summary

Mexico Sales (000's)	424,112	385,674
Mexico Cost of Sales (000's)	351,634	364,840
Mexico Gross Margin (000's)	72,478	20,834
Mexico Gross Margin as a percent of Mexico Sales	17.1%	5.4%

Mexico Selling, General and Administrative Expenses (000's)	28,039	24,420
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%	6.3%

Mexico Operating Income (000's)	44,439	(3,586)
Mexico Operating Income as a percent of Mexico Sales	10.5%	-0.9%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	4,814,622	4,454,148
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7808	$0.7908
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8399	$0.8392

Chicken Net Pounds Produced from all Divisions (000's)	6,166,151	5,632,250
Chicken Pounds Sold from all Divisions (000's)	5,732,181	5,307,481

Turkey Operations:
U.S. Turkey Sales (000's)	204,838	286,252
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4126	$0.7881
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9629	$0.9229

U.S. Turkey Net Pounds Produced (000's)	145,004	363,221
U.S. Turkey Pounds Sold (000's)	212,737	310,176

Other Operations:
Other Sales (000's)	646,815	623,323

Totals All Operations:
Total Net Sales (000's)	5,666,275	5,363,723
Total Cost of Sales (000's)	4,926,353	4,794,415
Gross Margin from all operations (000's)	739,922	569,308
Gross Margin from all operations as a percent of Total Net Sales	13.06%	10.61%

Total Selling, General and Administrative Expenses (000's)	309,387	255,802
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.46%	4.77%

Restructuring and Related Charges - Turkey	(5,277)	72,083
Insurance Proceeds - Turkey	0	23,815

Operating Income from all operations (000's)	435,812	265,238
Operating Income from all operations as a percent of Total Net Sales	7.69%	4.95%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	76
Total Adjustments (000'S)	-	76

Consolidated Adjusted Operating Income (000's)	435,812	265,314
Consolidated Adjusted Operating Income as a percent of Total Net Sales	7.69%	4.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes Turkey restructuring and related charges of $72.1 million offset somewhat by the non-recurring recovery of $23.8 million representing the gain recognized on the insurance proceeds received in connection with the October 2002 recall..

(c) Fiscal year ended 10/02/04 contains 53 weeks